Exhibit 10.1

EXECUTION VERSION

This AMENDMENT (this “Amendment”), dated as of February 26, 2016 and entered into by and among Perrigo Finance Unlimited Company (formerly Perrigo Finance PLC), a public unlimited company organized under the laws of Ireland (the “Revolving Borrower”), Perrigo Company PLC, a public limited company organized under the laws of Ireland (the “Company”), certain Lenders listed on the signature pages hereto (the “Consenting Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends that certain Revolving Credit Agreement, dated as of December 5, 2014 (as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Revolving Borrower, the Company, the lenders party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the Revolving Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, by signing this Amendment, the Required Lenders have consented to this Amendment and the amendments to the Credit Agreement described in Section 2 below;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

2.Amendment. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to the following amendments to the Credit Agreement:

(a) add the following definitions in alphabetical order to Section 1.01 thereof:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).
“Write-Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b) amend and restate of the definition of “Alternate Base Rate” or “ABR” in Section 1.01 thereof in its entirety as follows:
““Alternate Base Rate” or “ABR” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted One Month LIBOR Rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted One Month LIBOR Rate, respectively.”
(c) amend and restate clause (d) of the definition of “Defaulting Lender” in Section 1.01 thereof (but, for the avoidance of doubt, not the proviso immediately thereafter) in its entirety as follows:
“(d) has, or has a direct or indirect parent company that has, (i) become insolvent or the subject of (x) a Bankruptcy Event or (y) a Bail-In Action, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity;”
(d) amend and restate the definition of “Federal Funds Effective Rate” in Section 1.01 thereof in its entirety as follows:
““Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.”
(e) add the following Sections 2.04(d) and (e):
“(d)    Any Swingline Lender may be replaced at any time by written agreement among the Revolving Borrower, the Administrative Agent, such Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of a Swingline Lender. At the time any such replacement shall become effective, the Revolving Borrower shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.12(a). From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of the Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.
(e)    Subject to the appointment and acceptance of a successor Swingline Lender, any Swingline Lender may resign as a Swingline Lender at any time upon thirty days’ prior written notice to the Administrative Agent, the Revolving Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.04(d) above.”
(f) add the following at the end of Section 2.05(i) thereof:
“Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Revolving Borrower and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with this Section 2.05(i);”
(g) add the following to the end of Section 2.20(c)(i):
“provided, that subject to Section 9.18, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;”
(h) add the following Section 3.14:
“SECTION 3.14 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.”
(i) amend and restate the final paragraph of Section 6.10 thereof in its entirety as follows:
“On and at any time after the Acquisition Closing Date, (i) beginning with the first full Fiscal Quarter after the Acquisition Closing Date, the Company will not permit the Leverage Ratio to exceed 5.25 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (ii) beginning with the Fiscal Quarter ended on or about September 30, 2015, the Company will not permit the Leverage Ratio to exceed 4.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (iii) beginning with the Fiscal Quarter ended on or about March 31, 2016, the Company will not permit the Leverage Ratio to exceed 4.75 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (iv) beginning with the Fiscal Quarter ended on or about September 30, 2016, the Company will not permit the Leverage Ratio to exceed 4.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company, (v) beginning with the Fiscal Quarter ended on or about March 31, 2017, the Company will not permit the Leverage Ratio to exceed 4.0 to 1.0 as of the last day of any such Fiscal Quarter of the Company, and (vi) beginning with the Fiscal Quarter ended on or about June 30, 2017, the Company will not permit the Leverage Ratio to exceed 3.50 to 1.0 as of the last day of any such Fiscal Quarter of the Company; provided that with respect to clause (vi), during the four Fiscal Quarters after a Fiscal Quarter in which a Qualified Acquisition has occurred, such limit will be increased so that the Company will not permit the Leverage Ratio to exceed 4.0 to 1.0 as of the last day of any such Fiscal Quarter of the Company.”

(j) add the following Section 9.18:

“SECTION 9.18. Acknowledgment and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

3.Representations and Warranties; Loan Document. Each of the Revolving Borrower and the Company hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. This Amendment is a “Loan Document,” as defined in the Credit Agreement.

4.Conditions. The amendments contained in Section 2 of this Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Revolving Borrower, the Company, Consenting Lenders constituting the Required Lenders and the Administrative Agent.

(b)The representations and warranties of each Loan Party set forth in Section 3 above are true and correct on and as of the Amendment Effective Date.

(c)The Revolving Borrower shall have paid all fees required to be paid on the Amendment Effective Date (including the Consent Fees (as defined below)) and all expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent and the Lenders.

5.Consent Fees. The Revolving Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Consenting Lender, a consent fee equal to 0.025% of the sum of (i) the aggregate amount of the Revolving Credit Exposure of such Lender and (ii) the aggregate amount of unused Commitments of such Lender under the Credit Agreement (the “Consent Fees”).

6.Continuing Effect; No Other Amendments; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend any other provisions of the Credit Agreement. Each of the Revolving Borrower and the Company hereby acknowledges and agrees that, after giving effect to this Amendment, except as expressly set forth in this Amendment, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by the Company) to which it is a party are reaffirmed, and remain in full force and effect. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

7.Expenses. The Revolving Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this

Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.Headings.    Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY, as the Revolving Borrower
By:
/s/ Louis K. Cherico
Name: Louis K. Cherico
Title: Treasurer

Perrigo Company PLC, as the Company
By:
/s/ Judy L. Brown
Name: Judy L. Brown
Title: Chief Financial Officer

[Perrigo JPM Revolver Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:
/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Perrigo JPM Revolver Amendment]

JPMORGAN CHASE BANK, N.A., as Lender
By:
/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

[Perrigo JPM Revolver Amendment]

BARCLAYS BANK PLC, as Lender
By:
/s/ Ronnie Glenn
Name: RONNIE GLENN
Title: VICE PRESIDENT

[Perrigo JPM Revolver Amendment]

BANK OF AMERICA, N.A., as Lender
By:
/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

If a second signature is necessary:

[____], as Lender
By:

Name:
Title:

[Perrigo JPM Revolver Amendment]

Wells Fargo Bank National ASsociation, as Lender
By:
/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

[Perrigo JPM Revolver Amendment]

HSBC Bank USA, NA, as Lender
By:
/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

[Perrigo JPM Revolver Amendment]

Credit Suisse AG, Cayman Islands Branch, as Lender
By:
/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

If a second signature is necessary:

Credit Suisse AG, Cayman Islands Branch, as Lender
By:
/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[Perrigo JPM Revolver Amendment]

CitiBank, N.A., as Lender
By:
/s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

[Perrigo JPM Revolver Amendment]

Citizens Bank, N.A., as Lender
By:
/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

[Perrigo JPM Revolver Amendment]

Mizuho Bank, LTD., as Lender
By:
/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Perrigo JPM Revolver Amendment]

PNC Bank, National Association, as Lender
By:
/s/ Joshua A. Droppers
Name: Joshua A. Droppers
Title: Assistant Vice President

[Perrigo JPM Revolver Amendment]

U.S. Bank National Association, as Lender
By:
/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Perrigo JPM Revolver Amendment]

Sumitomo Mitsui Banking Corporation, as Lender
By:
/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Perrigo JPM Revolver Amendment]

Fifth Third Bank, as Lender
By:
/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

If a second signature is necessary:

[____], as Lender
By:

Name:
Title:

[Perrigo JPM Revolver Amendment]

Bank Hapoalim B.M. as Lender
By:
/s/ David Fishler
Name: David Fishler
Title: Senior Vice President Commercial Real Estate

By:
/s/ Tal Shpaizer
Name: Tal Shpaizer
Title: Vice President Israeli Business Group

[Perrigo JPM Revolver Amendment]

THE NORTHERN TRUST COMPANY, as Lender
By:
/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

If a second signature is necessary:

[____], as Lender
By:

Name:
Title:

[Perrigo JPM Revolver Amendment]

Morgan Stanley Bank, N.A., as Lender
By:
/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Perrigo JPM Revolver Amendment]

BNP Paribas, as Lender
By:
/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:
/s/ Michael Hoffman
Name: Michael Hoffman
Title: Vice President

[Perrigo JPM Revolver Amendment]

ING Bank N.V., Dublin Branch, as Lender
By:
/s/ Cormac Langford
Name: Cormac Langford
Title: Vice President

By:
/s/ Sean Hassett
Name: Sean Hassett
Title: Director

Perrigo JPM Revolver Amendment]